QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2003

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24746 (Commission File Number)	52-0729657 (IRS Employer Identification Number)
11126 McCormick Road, Hunt Valley, Maryland 21031 (Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)
Financial Statements of Businesses Acquired.

        None.

(b)
Pro Forma Financial Information.

        None.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 28, 2003 (furnished pursuant to Item 9 of Form 8-K and pursuant to Item 12 of Form 8-K, under Item 9 of this Report)

ITEM 9. REGULATION FD DISCLOSURE

        TESSCO Technologies Incorporated ("TESSCO") is furnishing information under Item 9 of Form 8-K and, pursuant to Exchange Act Release 47583, is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

        On April 28, 2003, TESSCO issued the press release furnished herewith as Exhibit 99.1 hereto.

        The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 9 and Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposed of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated
By:	/s/ ROBERT C. SINGER Robert C. Singer Senior Vice President and Chief Financial Officer
Dated: April 29, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 28, 2003

QuickLinks

  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX